Exhibit 99.1

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	9/30/08	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	413	9,737	6,129	2,247	6,078	5,259
Investment securities, at market	778,265	737,243	695,969	658,670	629,165	602,724
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	838,678	806,980	762,098	720,917	695,243	667,983

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,385,704	548,693	548,693	548,693	548,693	2,207,389
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	22,885,704	22,048,693	22,048,693	22,048,693	22,048,693	23,707,389

TOTAL ASSETS	23,724,382	22,855,673	22,810,791	22,769,610	22,743,936	24,375,372

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted March 10, 2009	Signed	/s/ Gary N Thompson	Printed Name of Signatory Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	9/30/08	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09
LIABILITIES:
Post-Petition debt (Sched. C)	57,630	52,098	50,381	24,369	24,074	26,675

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,213,944	138,208,412	138,206,695	138,180,683	138,180,388	138,182,989

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(9,448,766)	(10,311,943)	(10,355,107)	(10,370,276)	(10,395,656)	(8,766,821)

TOTAL SHAREHOLDERS EQUITY	(114,489,562)	(115,352,739)	(115,395,903)	(115,411,072)	(115,436,452)	(113,807,617)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	23,724,382	22,855,673	22,810,792	22,769,610	22,743,936	24,375,372

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	9/30/08	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09
REVENUE:
Net investment income	1,414	1,199	885	789	523	576
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(14,005)	(8,167)	(8,895)	(8,588)	(8,931)	(8,784)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0
Legal fees and expenses	(74,943)	(12,275)	(30,399)	(3,786)	(12,496)	(19,059)
Accounting fees and expenses	(1,748)	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	0	(654)	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,107)	(5,962)	(3,152)	(2,265)	(2,977)	(975)
Overhead expenses	0	(850)	(1,029)	(811)	(824)	(879)
Miscellaneous	(1,297)	(111)	(576)	(508)	(20)	(740)

NET OPERATING INCOME / LOSS	(92,686)	(26,166)	(43,166)	(15,169)	(25,379)	(29,861)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	(660,102)	0	0	0	1,287,616
Equity in unrealized losses of securities of AIC	0	(176,909)	0	0	0	371,080

TOTAL OTHER INCOME (EXPENSE)	0	(837,011)	0	0	0	1,658,696

NET INCOME (LOSS)	(92,686)	(863,177)	(43,166)	(15,169)	(25,379)	1,628,835

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	9/30/08	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09
CASH DIFFERENCE:
Current ending cash balance	413	9,737	6,129	2,247	6,078	5,259
Less ending prior month balance	(1,168)	(413)	(9,737)	(6,129)	(2,247)	(6,078)

NET CASH INCREASE (DECREASE)	(755)	9,324	(3,608)	(3,882)	3,831	(819)

SOURCES OF CASH:
Net income (loss)	(92,686)	(863,177)	(43,166)	(15,169)	(25,379)	1,628,835
Equity in earnings and unrealized losses of AIC	0	837,011	0	0	0	(1,658,696)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	70,810	41,022	41,275	37,299	29,505	26,441
Increase in:
Post-petition debt	21,121	0	0	0	0	2,601
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(755)	14,856	(1,891)	22,130	4,126	(819)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	0	(5,532)	(1,717)	(26,012)	(295)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(5,532)	(1,717)	(26,012)	(295)	0

NET CASH INCREASE (DECREASE)	(755)	9,324	(3,608)	(3,882)	3,831	(819)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	9/30/08	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09
TRADE ACCOUNTS PAYABLE	57,630	52,098	50,381	24,369	24,074	26,675
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	57,630	52,098	50,381	24,369	24,074	26,675